Exhibit 10.1

EXECUTION COPY

AMENDMENT TO FORBEARANCE AGREEMENT

THIS AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”) is made and entered into as of June 17, 2013 by and among MERRILL LYNCH CAPITAL SERVICES, INC. (“MLCS”); MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (“MLPFS” and, together with MLCS, “Merrill”); MUNIMAE TEI HOLDINGS, LLC (“TEI”); MUNICIPAL MORTGAGE & EQUITY, LLC (“MME”); MMA FINANCIAL HOLDINGS, INC. (“MMA Financial”); and MUNIMAE TE BOND SUBSIDIARY, LLC (“TE Bond Sub” and, together with TEI, MME and MMA Financial, “MuniMae”).

WHEREAS, Merrill and MuniMae entered into that certain Second Amended and Restated Forbearance Agreement, dated as of February 2, 2012 (the “Forbearance Agreement”), with respect to the Subject Event of Default (as such term is defined in the Forbearance Agreement); and

WHEREAS, Merrill and MuniMae desire to amend the Forbearance Agreement as herein provided.

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Merrill and MuniMae hereby agree as follows:

Section 1. Amendment to Forbearance Agreement. For and in consideration of MuniMae agreeing to continue to satisfy each and every one of the Forbearance Conditions (as such term defined in the Forbearance Agreement), the Forbearance Agreement is hereby amended by:

(a)	replacing “the 30th day of June, 2013” in the definition of the term “Forbearance Period” in Section 2 thereof with “August 1, 2013.”;

(b)	replacing “June 29, 2013” in Section 3(e)(vi) with “July 30, 2013”; and

(c)	replacing “June 30, 2013” in Section 3(e)(vii) with “July 31, 2013”.

Section 2. Ratification. The existing Forbearance Agreement, the Supplemental Pledge Agreement and the Swap Agreements are hereby ratified, approved and confirmed in all respects except as expressly supplemented and/or amended by this Amendment.

Section 3. Severability. If any provision of this Amendment shall be held or deemed to be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstances, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever. The invalidity of any one or more phrases, sentences, clauses or Sections in this Amendment shall not affect the remaining portions of the Forbearance Agreement, the Supplemental Pledge Agreement and/or the Swap Agreements, or any part thereof.

Section 4. Execution in Counterparts. This Amendment may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. To the fullest extent permitted by applicable law, electronically submitted or facsimile signatures shall constitute originals for all purposes hereunder.

Section 5. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Forbearance Agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment to Forbearance Agreement to be executed by their duly authorized officers, all as of the date first above written.

MERRILL LYNCH CAPITAL SERVICES, INC.

By:	/s/ Daniel Nussbaum
Name:	Daniel Nussbaum
Title:	Authorized Signatory

[Signatures continued on following page]

[Signature Page to Amendment to Forbearance Agreement]

MERRILL LYNCH, PIERCE, FENNER
& SMITH INCORPORATED

By:	/s/ Daniel Nussbaum
Name:	Daniel Nussbaum
Title:	Authorized Signatory

[Signature Page to Amendment to Forbearance Agreement]

Municipal Mortgage & Equity, LLC, a Delaware limited liability company

By:	/s/ Gary A. Mentesana
Name:	Gary A. Mentesana
Title:	Executive Vice President

MMA FINANCIAL HOLDINGS, INC., a Florida corporation

By:	/s/ Gary A. Mentesana
Name:	Gary A. Mentesana
Title:	Executive Vice President

MUNIMAE TEI HOLDINGS, LLC, a Maryland limited liability company

By:	/s/ Gary A. Mentesana
Name:	Gary A. Mentesana
Title:	Executive Vice President

MUNIMAE TE BOND SUBSIDIARY, LLC a Maryland limited liability company

By:	/s/ Gary A. Mentesana
Name:	Gary A. Mentesana
Title:	Executive Vice President